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                                  EXHIBIT 99.1

  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Quarterly Report of Premier Bancorp, Inc. (the "company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission (the "report"), we, John C. Soffronoff, President, Chief Executive Officer, and Bruce E. Sickel, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company as of the dates and for the periods expressed in the report.

/s/ John C. Soffronoff                             /s/ Bruce E. Sickel
--------------------------------------------       -----------------------------
President, Chief Executive Officer, Director       Chief Financial Officer,
(Principal Executive Officer)                      Director (Principal Financial
Date: August 14, 2002                              Officer)
                                                   Date: August 14, 2002